Semi Annual Report dated 01/31/2006 for
High Income Fund Class A

SEMI-ANNUAL

REPORT

JANUARY 31, 2006

Smith Barney

High Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Smith Barney High Income Fund

Semi-Annual Report  •  January 31, 2006

What’s

Inside

Fund Objective

The Fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality.

Under a licensing agreement between Citigroup and Legg Mason, the names of the funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by
Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned
by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief

Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)i growth was 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor
Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates nine times from June 2004 through July 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments five additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the
1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

Given the
Fed’s actions and high oil prices fueling inflationary concerns, both short- and long-term yields rose over the reporting period. During the six months ended January 31, 2006, two-year Treasury yields rose from 4.04% to 4.54%. Over the same period, 10-year Treasury yields moved from 4.32% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 0.84%.

Smith Barney High Income Fund          I

The high yield market generated a modest gain during the reporting period. While corporate balance sheets continued to strengthen and corporate profits were strong, these positive developments took a back seat to the highly publicized downgrades of General Motors Corporation and Ford Motor Company. During the six month period ended January 31, 2006, the Citigroup High Yield Market Indexv returned 1.37%.

Performance Review

For the six months ended January 31, 2006, Class A shares of the Smith Barney
High Income Fund, excluding sales charges, returned 1.73%. These shares outperformed the Fund’s unmanaged benchmark, the Citigroup High Yield Market (7-10 year) Indexvi, which returned 1.34% for the same period. The Lipper High Current Yields Funds Category Average1 increased 1.83% over the same time frame.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)

6 months

High Income Fund — Class A Shares

1.73%

Citigroup High Yield Market (7-10 year) Index

1.34%

Lipper High Current Yields Funds Category Average

1.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.46%, Class C shares returned 1.36% and
Class Y shares returned 1.89% over the six months ended January 31, 2006.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 443 funds in the Fund’s Lipper category, and excluding sales charges.

II         Smith Barney High Income
Fund

Special Shareholder Notices

On December 1,
2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Effective February 10, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for the Smith Barney High Income Fund: S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Mark Lindbloom.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason.

The Fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messers
Leech and Walsh have been employed by Western Asset for more than five years. Mr. Settel has been employed by Western Asset for the past five years. Mr. Buchanan joined Western Asset in 2005, while Mr. Lindbloom joined Western Asset in 2006.

Effective April 7, 2006, the Smith Barney High Income Fund will be renamed the Legg Mason Partners High Income Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and

Smith Barney High Income Fund
         III

 other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the
Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the
Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 17, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, high-yield bonds are rated below
investment-grade and carry more risk than higher rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The
Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The Citigroup High Yield Market (7-10 Year) Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years.

IV         Smith Barney High Income Fund

Fund at a Glance (unaudited)

Smith Barney High Income Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000
invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(3)

Class A

1.73
%

$
1,000.00

$
1,017.30

0.98
%

$
4.98

Class B

1.46

1,000.00

1,014.60

1.51

7.67

Class C

1.36

1,000.00

1,013.60

1.43

7.26

Class Y

1.89

1,000.00

1,018.90

0.62

3.16

(1)

For the six months ended January 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Smith Barney High Income Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are
meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,020.27

0.98
%

$
4.99

Class B

5.00

1,000.00

1,017.59

1.51

7.68

Class C

5.00

1,000.00

1,018.00

1.43

7.27

Class Y

5.00

1,000.00

1,022.08

0.62

3.16

(1)

For the six months ended January 31, 2006.

(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney High Income Fund 2006 Semi-Annual Report         3

Schedule of Investments (January 31, 2006) (unaudited)

SMITH BARNEY HIGH INCOME FUND

Face Amount

Rating‡

Security

Value

CORPORATE BONDS & NOTES — 92.2%

Aerospace & Defense — 0.2%

$
1,550,000

BB-

Sequa Corp., Senior Notes, 9.000% due 8/1/09

$
1,689,500

Airlines — 0.8%

Continental Airlines Inc., Pass-Through Certificates:

904,767

B+

Series 2000-2, Class C, 8.312% due 4/2/11

809,754

5,080,000

B

Series 2001-2, Class D, 7.568% due 12/1/06

5,006,023

Total Airlines

5,815,777

Auto Components — 1.2%

1,535,000

B

Arvin Capital I, Capital Securities, 9.500% due 2/1/27

1,546,512

4,130,000

B-

Dana Corp., Notes, 6.500% due 3/1/09

3,242,050

1,225,000

B-

Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12

1,332,188

2,588,000

BB-

TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13

2,827,390

Total Auto Components

8,948,140

Automobiles — 3.8%

Ford Motor Co.:

Debentures:

2,425,000

BB-

6.625% due 10/1/28

1,685,375

1,250,000

BB-

8.900% due 1/15/32

975,000

20,420,000

BB-

Notes, 7.450% due 7/16/31

15,161,850

975,000

BB-

Senior Notes, 4.950% due 1/15/08

899,749

General Motors Corp.:

Senior Debentures:

1,500,000

B

8.250% due 7/15/23

1,102,500

10,225,000

B

8.375% due 7/15/33

7,617,625

1,650,000

B

Senior Notes, 7.125% due 7/15/13

1,287,000

Total Automobiles

28,729,099

Building Products — 1.7%

Associated Materials Inc.:

9,000,000

CCC

Senior Discount Notes, step bond to yield 11.240% due 3/1/14

4,680,000

940,000

CCC

Senior Subordinated Notes, 9.750% due 4/15/12

916,500

4,150,000

B-

Goodman Global Holding Co. Inc., Senior Notes, 7.491% due 6/15/12 (a)(b)

4,186,312

3,375,000

CCC+

Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14

3,299,063

Total Building Products

13,081,875

Capital Markets — 0.5%

3,721,000

B-

BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14

4,148,915

Chemicals — 5.6%

2,225,000

B-

Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)

2,269,500

5,825,000

BB-

Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11

6,436,625

See Notes to Financial Statements.

4         Smith Barney High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Face Amount

Rating‡

Security

Value

Chemicals — 5.6% (continued)

$
1,865,000

B

Huntsman International LLC, Senior Notes, 9.875% due 3/1/09

$
1,967,575

3,660,000

B+

ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11

3,934,500

3,780,000

B

ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09

4,006,800

5,690,000

BB-

Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12

6,415,475

1,490,000

BBB-

Methanex Corp., Senior Notes, 8.750% due 8/15/12

1,665,075

1,395,000

B-

OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11

1,401,975

775,000

B-

Resolution Performance Products Inc./RPP Capital Corp., Secured Notes, 9.500% due 4/15/10

794,375

4,525,000

B-

Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10

4,853,062

Rhodia SA:

Senior Notes:

425,000

CCC+

7.625% due 6/1/10

429,250

552,000

CCC+

10.250% due 6/1/10

614,100

5,135,000

CCC+

Senior Subordinated Notes, 8.875% due 6/1/11

5,263,375

2,275,000

BB-

Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11

2,496,813

Total Chemicals

42,548,500

Commercial Services & Supplies — 2.1%

2,900,000

CCC+

Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11

2,769,500

Allied Waste North America Inc.:

500,000

BB-

Senior Notes, Series B, 9.250% due 9/1/12

543,750

5,610,000

BB-

Senior Secured Notes, Series B, 8.500% due 12/1/08

5,925,562

3,100,000

CCC+

Brand Services Inc., Senior Notes, 12.000% due 10/15/12

3,270,500

3,180,000

B+

Cenveo Corp., Senior Notes, 9.625% due 3/15/12

3,426,450

Total Commercial Services & Supplies

15,935,762

Communications Equipment — 1.5%

8,650,000

B

Lucent Technologies Inc., Debentures, 6.450% due 3/15/29

7,309,250

4,325,000

B-

Nortel Networks Corp., Notes, 6.875% due 9/1/23

3,892,500

Total Communications Equipment

11,201,750

Computers & Peripherals — 0.2%

1,450,000

B-

SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)

1,515,250

Containers & Packaging — 3.7%

3,100,000

B-

Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12

3,379,000

1,650,000

B-

Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13

1,559,250

4,975,000

B-

JSG Funding PLC, Senior Notes, 9.625% due 10/1/12

5,161,562

7,550,000

BB-

Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09

7,918,062

Pliant Corp.:

670,000

NR

Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)

587,925

545,000

NR

Senior Subordinated Notes, 13.000% due 6/1/10 (c)

136,250

See Notes to Financial Statements.

Smith Barney High Income Fund 2006 Semi-Annual Report         5

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Face Amount

Rating‡

Security

Value

Containers & Packaging — 3.7% (continued)

$
1,775,000

CCC-

Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10

$
1,464,375

1,000,000

CCC+

Smurfit-Stone Container Enterprises Inc., Senior Notes, 9.750% due 2/1/11

1,015,000

4,125,000

CCC+

Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14

3,702,188

Tekni-Plex Inc.:

2,300,000

C

Senior Secured Notes, 8.750% due 11/15/13 (a)

2,116,000

1,810,000

C

Senior Subordinated Notes, Series B, 12.750% due 6/15/10

1,063,375

Total Containers & Packaging

28,102,987

Diversified Consumer Services — 0.4%

2,605,000

BB

Service Corp. International, Debentures, 7.875% due 2/1/13

2,767,813

Diversified Financial Services — 4.2%

2,465,000

CCC+

Alamosa Delaware Inc., Senior Discount Notes, step bond to yield 10.396% due 7/31/09

2,689,931

935,000

BB-

Case Credit Corp., Notes, 6.750% due 10/21/07

949,025

Ford Motor Credit Co.:

Notes:

5,800,000

BB-

6.625% due 6/16/08

5,460,625

475,000

BB-

7.875% due 6/15/10

447,367

2,550,000

BB-

Senior Notes, 7.250% due 10/25/11

2,342,180

16,050,000

BB

General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31

16,410,082

4,400,000

B-

Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13

4,026,000

Total Diversified Financial Services

32,325,210

Diversified Telecommunication Services — 3.6%

4,600,000

A

AT&T Corp., Senior Notes, 7.300% due 11/15/11

5,075,212

3,570,000

NR

GT Group Telecom Inc., Senior Discount Notes, step bond to yield 16.403% due 2/1/10 (c)(d)(e)

0

2,500,000

B

Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10

2,646,875

2,075,000

B+

Intelsat Bermuda Ltd., Senior Notes, 9.609% due 1/15/12 (a)(b)

2,121,688

1,825,000

B-

Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26

1,797,625

925,000

B-

NTL Cable PLC, Senior Notes, 8.750% due 4/15/14

952,750

1,360,000

B+

PanAmSat Corp., Senior Notes, 9.000% due 8/15/14

1,436,500

Qwest Communications International Inc., Senior Notes:

1,500,000

B

7.500% due 2/15/14 (a)

1,522,500

300,000

B

7.500% due 2/15/14

304,500

Qwest Corp.:

760,000

BB

7.500% due 6/15/23

749,550

5,040,000

BB

Debentures, 6.875% due 9/15/33

4,674,600

5,255,000

BB

Notes, 8.875% due 3/15/12

5,846,187

Total Diversified Telecommunication Services

27,127,987

See Notes to Financial Statements.

6         Smith Barney High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Face Amount

Rating‡

Security

Value

Electric Utilities — 3.2%

Edison Mission Energy, Senior Notes:

$
1,360,000

B+

10.000% due 8/15/08

$
1,485,800

4,575,000

B+

7.730% due 6/15/09

4,723,687

4,530,000

B+

9.875% due 4/15/11

5,277,450

5,415,000

B

Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10

6,200,175

Reliant Energy Inc., Senior Secured Notes:

4,040,000

B+

9.250% due 7/15/10

4,009,700

2,400,000

B+

9.500% due 7/15/13

2,388,000

Total Electric Utilities

24,084,812

Electrical Equipment — 0.6%

4,335,000

BBB-

Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08

4,435,121

Electronic Equipment & Instruments — 0.6%

Muzak LLC/Muzak Finance Corp.:

2,825,000

CCC-

Senior Notes, 10.000% due 2/15/09

2,514,250

3,050,000

CCC-

Senior Subordinated Notes, 9.875% due 3/15/09

1,875,750

Total Electronic Equipment & Instruments

4,390,000

Energy Equipment & Services — 1.0%

1,255,000

B-

Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)

1,305,200

Hanover Compressor Co., Senior Notes:

3,325,000

B

9.000% due 6/1/14

3,649,187

2,250,000

B

Subordinated Notes 8.625% due 12/15/10

2,401,875

Total Energy Equipment & Services

7,356,262

Food & Staples Retailing — 1.3%

2,750,000

B-

Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14

2,633,125

7,325,000

B-

Rite Aid Corp., Notes, 7.125% due 1/15/07

7,379,937

Total Food & Staples Retailing

10,013,062

Food Products — 1.3%

1,025,000

BB

Ahold Finance USA Inc., Notes, 8.250% due 7/15/10

1,112,125

2,000,000

B

Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12

2,130,000

1,775,000

B-

Doane Pet Care Co., Senior Notes, 10.750% due 3/1/10

1,925,875

4,925,000

B-

Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13

4,764,937

Total Food Products

9,932,937

Health Care Providers & Services — 3.1%

5,625,000

B-

AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13

5,962,500

1,530,000

B+

Extendicare Health Services Inc., Senior Subordinated Notes, 9.500% due 7/1/10

1,631,363

6,275,000

B-

IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14

6,455,406

3,100,000

CCC+

InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11

2,092,500

See Notes to Financial Statements.

Smith Barney High Income Fund 2006 Semi-Annual Report         7

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Face Amount

Rating‡

Security

Value

Health Care Providers & Services — 3.1% (continued)

$
600,000

B-

Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13

$
678,750

Tenet Healthcare Corp., Senior Notes:

6,800,000

B

7.375% due 2/1/13

6,222,000

400,000

B

9.875% due 7/1/14

402,000

Total Health Care Providers & Services

23,444,519

Hotels, Restaurants & Leisure — 6.0%

2,081,000

CCC+

AMC Entertainment Inc., Senior Subordinated Notes, 9.500% due 2/1/11

1,976,950

5,025,000

B+

Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09

5,295,094

2,575,000

BB+

Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08

2,793,875

975,000

B-

Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13

955,500

6,800,000

B-

Cinemark Inc., Senior Discount Notes, step bond to yield 9.723% due 3/15/14

4,998,000

2,000,000

B

Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10

1,965,000

Mandalay Resort Group:

1,500,000

B+

7.625% due 7/15/13

1,582,500

3,630,000

B+

Series B, 10.250% due 8/1/07

3,884,100

MGM MIRAGE Inc.:

Senior Subordinated Notes:

1,835,000

B+

9.750% due 6/1/07

1,935,925

4,870,000

B+

8.375% due 2/1/11

5,259,600

2,468,750

NR

Nortek Bank Debt, Senior Subordinated Notes, 6.020% due 9/1/14

2,491,124

Six Flags Inc., Senior Notes:

203,000

CCC

8.875% due 2/1/10

207,060

600,000

CCC

9.750% due 4/15/13

617,250

3,000,000

CCC

9.625% due 6/1/14

3,067,500

2,400,000

B+

Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16

2,451,000

2,625,000

B+

Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)

2,743,125

4,000,000

B

VICORP Restaurants Inc., Senior Notes, 10.500% due 4/15/11

3,770,000

Total Hotels, Restaurants & Leisure

45,993,603

Household Durables — 2.9%

D.R. Horton Inc.:

2,190,000

BB+

Senior Notes, 8.000% due 2/1/09

2,340,041

1,905,000

BB-

Senior Subordinated Notes, 9.375% due 3/15/11

2,009,861

3,595,000

CC

Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08

2,893,975

4,500,000

B-

Interface Inc., Senior Notes, 10.375% due 2/1/10

4,916,250

3,625,000

BB-

Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11

3,908,203

4,175,000

B-

Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14

4,331,563

1,880,000

B+

Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12

1,964,600

Total Household Durables

22,364,493

See Notes to Financial Statements.

8         Smith Barney High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Face Amount

Rating‡

Security

Value

Independent Power Producers & Energy Traders — 5.9%

AES Corp., Senior Notes:

$
8,610,000

B-

9.500% due 6/1/09

$
9,352,612

275,000

B-

7.750% due 3/1/14

291,500

Calpine Corp.:

2,080,000

D

Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)

1,869,400

2,925,000

D

Senior Secured Notes, 8.750% due 7/15/13 (a)(c)

2,617,875

Dynegy Holdings Inc.:

7,000,000

B-

Second Priority Senior Secured Notes, 11.100% due 7/15/08 (a)(b)

7,376,250

Senior Debentures:

7,750,000

CCC+

7.125% due 5/15/18

7,478,750

1,650,000

CCC+

7.625% due 10/15/26

1,600,500

NRG Energy Inc.:

7,563,000

B

Second Priority Senior Secured Notes, 8.000% due 12/15/13

8,470,560

Senior Notes:

1,400,000

B-

7.250% due 2/1/14

1,426,250

4,225,000

B-

7.375% due 2/1/16

4,320,063

Total Independent Power Producers & Energy Traders

44,803,760

Industrial Conglomerates — 0.7%

2,625,000

NR

Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (d)

2,205,000

2,675,000

B

Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12

2,822,125

Total Industrial Conglomerates

5,027,125

Insurance — 0.5%

3,690,000

BB

Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46

3,939,736

IT Services — 0.1%

900,000

B

Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13

942,750

Machinery — 2.1%

2,750,000

B-

Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)

2,832,500

3,525,000

B-

Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12

3,754,125

3,000,000

B-

Mueller Holdings Inc., Discount Notes, step bond to yield 14.914% due 4/15/14

2,310,000

1,535,000

B+

NMHG Holding Co., Senior Notes, 10.000% due 5/15/09

1,634,775

Terex Corp., Senior Subordinated Notes:

1,075,000

B

9.250% due 7/15/11

1,152,938

2,375,000

B

Series B, 10.375% due 4/1/11

2,523,437

1,765,000

CCC+

Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09

1,438,475

Total Machinery

15,646,250

Media — 10.9%

5,409,222

B-

CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12

5,503,883

CCH I Holdings LLC:

Senior Accreting Notes:

2,875,000

CCC-

Step bond to yield 17.230% due 1/15/14 (a)

1,868,750

See Notes to Financial Statements.

Smith Barney High Income Fund 2006 Semi-Annual Report         9

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Face Amount

Rating‡

Security

Value

Media — 10.9% (continued)

$
5,060,000

CCC-

Step bond to yield 16.290% due 5/15/14 (a)

$
2,605,900

13,121,000

CCC-

Senior Secured Notes, 11.000% due 10/1/15 (a)

10,857,627

CSC Holdings Inc.:

4,775,000

B+

Senior Debentures, 7.625% due 7/15/18

4,584,000

Senior Notes, Series B:

2,525,000

B+

8.125% due 7/15/09

2,575,500

1,505,000

B+

7.625% due 4/1/11

1,514,406

1,365,000

B

Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12

1,586,813

5,075,000

B

Dex Media Inc., Discount Notes, step bond to yield 8.867% due 11/15/13

4,212,250

3,174,000

B

Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13

3,519,173

3,234,000

BB-

DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13

3,484,635

7,625,000

BB-

EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16 (a)

7,558,281

5,200,000

BBB+

Historic TW Inc., Senior Notes, 6.625% due 5/15/29

5,220,212

5,325,000

B-

Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.641% due 10/15/13

4,379,813

5,579,000

CCC+

Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 13.689% due 2/15/11

5,899,792

3,000,000

B

Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13

3,240,000

5,000,000

B

Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13

4,987,500

R.H. Donnelley Corp.:

25,000

B+

Senior Discount Notes, Series A-1, 6.875% due 1/15/13 (a)

23,000

25,000

B+

Senior Discount Notes, Series A-2, 6.875% due 1/15/13 (a)

23,063

75,000

B+

Senior Notes, Series A-3, 8.875% due 1/15/16 (a)

76,219

3,525,000

B+

R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)

3,983,250

2,440,000

B

Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11

2,577,250

1,400,000

CCC

Vertis Inc., Senior Second Lien Secured Notes, 9.750% due 4/1/09

1,456,000

1,219,000

B+

Yell Finance BV, Senior Discount Notes, step bond to yield 12.263% due 8/1/11

1,264,713

Total Media

83,002,030

Metals & Mining — 1.0%

4,075,000

B+

Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10

4,502,875

2,965,000

BBB

Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11

3,404,701

Total Metals & Mining

7,907,576

Multi-Utilities — 0.2%

1,070,000

BB+

Avista Corp., Senior Notes, 9.750% due 6/1/08

1,167,470

Multiline Retail — 1.0%

4,678,000

BB+

J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12

5,493,918

See Notes to Financial Statements.

10         Smith Barney High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Face Amount

Rating‡

Security

Value

Multiline Retail — 1.0% (continued)

$
2,258,000

B+

Saks Inc., Notes, 9.875% due 10/1/11

$
2,472,510

Total Multiline Retail

7,966,428

Oil, Gas & Consumable Fuels — 6.9%

4,450,000

BB

Chesapeake Energy Corp., Senior Notes, 6.250% due 1/15/18

4,416,625

2,327,000

B+

Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12

2,533,521

El Paso Corp., Medium-Term Notes:

4,875,000

B-

7.800% due 8/1/31

5,143,125

11,125,000

B-

7.750% due 1/15/32

11,820,313

2,610,000

B+

Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12

2,825,325

1,155,000

B+

Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11

1,211,306

170,000

BB-

SESI LLC, Senior Notes, 8.875% due 5/15/11

178,925

5,330,000

B

Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12

5,769,725

Vintage Petroleum Inc.:

2,680,000

BB-

Senior Notes, 8.250% due 5/1/12

2,884,350

900,000

B

Senior Subordinated Notes, 7.875% due 5/15/11

945,000

Williams Cos. Inc.:

11,250,000

B+

Notes, 7.875% due 9/1/21

12,487,500

2,250,000

B+

Senior Notes, 7.625% due 7/15/19

2,475,000

Total Oil, Gas & Consumable Fuels

52,690,715

Paper & Forest Products — 2.5%

4,900,000

B+

Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30

4,214,000

Appleton Papers Inc.:

1,500,000

BB-

Senior Notes, 8.125% due 6/15/11

1,488,750

3,000,000

B+

Senior Subordinated Notes, Series B, 9.750% due 6/15/14

2,865,000

3,075,000

B-

Blue Ridge Paper Products Inc., Senior Secured Notes, 9.500% due 12/15/08

2,706,000

6,685,000

B

Buckeye Technologies Inc., Senior Subordinated Notes, 8.000% due 10/15/10

6,484,450

1,675,000

B+

Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11

1,616,375

Total Paper & Forest Products

19,374,575

Real Estate — 2.3%

Host Marriott LP, Senior Notes:

4,125,000

BB-

7.125% due 11/1/13

4,264,219

6,395,000

BB-

Series I, 9.500% due 1/15/07

6,658,793

6,000,000

CCC+

MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11

6,525,000

Total Real Estate

17,448,012

Semiconductors & Semiconductor Equipment — 0.8%

Amkor Technology Inc.:

2,450,000

CCC+

Senior Notes, 9.250% due 2/15/08

2,413,250

4,275,000

CCC

Senior Subordinated Notes, 10.500% due 5/1/09

4,039,875

Total Semiconductors & Semiconductor Equipment

6,453,125

See Notes to Financial Statements.

Smith Barney High Income Fund 2006 Semi-Annual Report         11

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Face Amount

Rating‡

Security

Value

Specialty Retail — 0.5%

$
2,700,000

B-

CSK Auto Inc., 7.000% due 1/15/14

$
2,477,250

1,500,000

B

Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12

1,338,750

Total Specialty Retail

3,816,000

Textiles, Apparel & Luxury Goods — 1.5%

975,000

B-

Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10

901,875

Levi Strauss & Co., Senior Notes:

1,300,000

B-

9.280% due 4/1/12 (b)

1,339,000

1,320,000

B-

12.250% due 12/15/12

1,504,800

2,875,000

B-

9.750% due 1/15/15

3,043,906

7,450,000

B-

Simmons Co., Senior Discount Notes, step bond to yield 10.000% due 12/15/14 (a)

4,246,500

Total Textiles, Apparel & Luxury Goods

11,036,081

Thrifts & Mortgage Finance — 1.1%

7,890,000

CCC-

Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27

8,323,950

Wireless Telecommunication Services — 4.7%

2,371,800

CCC

AirGate PCS Inc., Senior Secured Subordinated Notes, 9.375% due 9/1/09

2,496,320

2,040,000

BB-

American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 14.432% due 8/1/08

1,614,150

New Cingular Wireless Services Inc.:

3,075,000

A

Notes, 8.125% due 5/1/12

3,539,436

9,100,000

A

Senior Notes, 7.875% due 3/1/11

10,178,304

Sprint Capital Corp.:

9,825,000

A-

Notes, 8.750% due 3/15/32

12,886,932

4,625,000

A-

Senior Notes, 6.875% due 11/15/28

5,025,890

Total Wireless Telecommunication Services

35,741,032

TOTAL CORPORATE BONDS & NOTES (Cost — $672,151,742)

701,239,989

ASSET-BACKED SECURITIES — 0.0%

Credit Card — 0.0%

108,899

B

First Consumers Master Trust, Series 2001-A, Class A, 4.780% due 9/15/08 (b)

108,695

Diversified Financial Services — 0.0%

8,721,391

D

Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/12 (c)(d)(e)

0

TOTAL ASSET-BACKED SECURITIES (Cost — $9,873,040)

108,695

LOAN PARTICIPATION — 1.6%

United States — 1.6%

12,000,000

NR

UPC Broadband Inc., Term Loan, Tranche H2, 7.280% due 3/15/12 (Cost — $12,000,000)

12,146,784

See Notes to Financial Statements.

12         Smith Barney High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Shares

Security

Value

COMMON STOCKS — 0.9%

CONSUMER STAPLES — 0.0%

Food Products — 0.0%

185,784

Aurora Foods Inc. (d)(e)*

$
0

FINANCIALS — 0.0%

Diversified Financial Services — 0.0%

11,918

Outsourcing Solutions Inc. (e)*

50,653

INDUSTRIALS — 0.1%

Aerospace & Defense — 0.1%

7,572

Northrop Grumman Corp.

470,448

INFORMATION TECHNOLOGY — 0.0%

Semiconductors & Semiconductor Equipment — 0.0%

2,903

Freescale Semiconductor Inc., Class B Shares*

73,301

MATERIALS — 0.1%

Chemicals — 0.1%

53,679

Applied Extrusion Technologies Inc., Class A Shares*

483,111

TELECOMMUNICATION SERVICES — 0.7%

Diversified Telecommunication Services — 0.0%

7,716

McLeodUSA Inc., Class A Shares (e)*

0

18,375

Pagemart Wireless (d)(e)*

184

Total Diversified Telecommunication Services

184

Wireless Telecommunication Services — 0.7%

306,297

Alamosa Holdings Inc.*

5,740,006

TOTAL TELECOMMUNICATION SERVICES

5,740,190

TOTAL COMMON STOCKS (Cost — $11,024,908)

6,817,703

CONVERTIBLE PREFERRED STOCKS — 1.9%

TELECOMMUNICATION SERVICES — 1.9%

Wireless Telecommunication Services — 1.9%

8,386

Alamosa Holdings Inc., Series B, 7.500% due 7/31/13

11,558,004

42,500

Crown Castle International Corp., 6.250% due 8/15/12

2,380,000

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,768,212)

13,938,004

Warrants

WARRANTS — 0.1%

2,040

American Tower Corp., Class A Shares, Expires 8/1/08 (a)*

889,244

3,650

Cybernet Internet Services International Inc., Expires 7/1/09 (a)(d)(e)*

0

3,305

GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(d)(e)*

0

2,735

IWO Holdings Inc., Expires 1/15/11 (a)(d)(e)*

0

1,835

Jazztel PLC, Expires 7/15/10 (e)*

0

3,775

Merrill Corp., Class B Shares, Expires 5/1/09 (a)(d)(e)*

0

2,250

Mueller Holdings Inc., Expires 4/15/14 (a)(e)*

23

See Notes to Financial Statements.

Smith Barney High Income Fund 2006 Semi-Annual Report         13

Schedule of Investments (January 31, 2006) (unaudited)
(continued)

Warrants

Security

Value

WARRANTS — 0.1% (continued)

545

Pliant Corp., Expires 6/1/10 (a)(d)(e)*

$
5

9,550

RSL Communications Ltd., Class A Shares, Expires 11/15/06 (d)(e)*

0

10,149

Viasystems Group Inc., Expires 1/31/10 (d)(e)*

0

TOTAL WARRANTS (Cost — $1,503,695)

889,272

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $710,321,597)

735,140,447

Face Amount

SHORT-TERM INVESTMENT — 3.4%

Repurchase Agreement — 3.4%

$
26,162,000

  Interest in $175,503,000 joint tri-party repurchase agreement dated 1/31/06 with Barclays Capital Inc., 4.380% due 2/1/06; Proceeds at maturity —
$26,165,183; (Fully collateralized by U.S. Treasury obligations, 0.000%, due 2/15/14; Market value — $26,946,860) (Cost — $26,162,000)

26,162,000

TOTAL INVESTMENTS — 100.1% (Cost — $736,483,597#)

761,302,447

Liabilities in Excess of Other Assets — (0.1)%

(786,035
)

TOTAL NET ASSETS — 100.0%

$
760,516,412

*

Non-income producing security.

‡

All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2006.

(c)

Security is currently in default.

(d)

Illiquid security.

(e)

Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#

Aggregate cost for federal income tax purposes is substantially the same.

See page 15 for definitions of ratings.

See Notes to Financial Statements.

14         Smith Barney High Income Fund 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable
rating symbols are set forth below:

Standard & Poor’s
Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AAA
  — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA
  — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal.
Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are
regarded, on balance, as pre-dominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D
  — Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service
(“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” through “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the
“Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa
  — Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca
  — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
  — Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR
  — Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Smith Barney High Income Fund 2006 Semi-Annual Report         15

Statement of Assets and Liabilities (January 31, 2006) (unaudited)

ASSETS:

Investments, at value (Cost — $736,483,597)

$
761,302,447

Cash

181

Dividends and interest receivable

13,931,240

Receivable for securities sold

2,059,249

Receivable for Fund shares sold

255,029

Prepaid expenses

791,145

Total Assets

778,339,291

LIABILITIES:

Payable for securities purchased

13,209,669

Distributions payable

2,850,223

Payable for Fund shares repurchased

824,716

Investment management fee payable

389,162

Transfer agent fees payable

248,591

Distribution fees payable

122,768

Deferred compensation payable

27,144

Trustees’ fees payable

4,125

Accrued expenses

146,481

Total Liabilities

17,822,879

Total Net Assets

$
760,516,412

NET ASSETS:

Par value (Note 6)

$
111,581

Paid-in capital in excess of par value

1,422,618,766

Overdistributed net investment income

(2,641,769
)

Accumulated net realized loss on investments

(684,391,016
)

Net unrealized appreciation on investments

24,818,850

Total Net Assets

$
760,516,412

Shares Outstanding:

Class A

53,816,164

Class B

32,683,488

Class C

23,888,381

Class Y

1,192,982

Net Asset Value:

Class A (and redemption price)

$6.80

Class B*

$6.83

Class C*

$6.83

Class Y (and redemption price)

$6.84

Maximum Public Offering Price Per Share:

Class A (based on maximum sales charge of 4.50%)

$7.12

*

Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16         Smith Barney High Income Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended January 31, 2006) (unaudited)

INVESTMENT INCOME:

Interest

$
36,517,681

Dividends

94,292

Total Investment Income

36,611,973

EXPENSES:

Investment management fee (Note 2)

2,275,124

Distribution fees (Notes 2 and 4)

2,027,504

Transfer agent fees (Notes 2 and 4)

358,221

Administration fees (Note 2)

297,938

Shareholder reports (Note 4)

73,898

Custody fees

43,810

Legal fees

26,815

Insurance

20,671

Registration fees

20,203

Audit and tax

18,891

Trustees’ fees (Note 2)

13,726

Miscellaneous expenses

3,210

Total Expenses

5,180,011

Net Investment Income

31,431,962

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Gain From Investments

1,512,766

Change in Net Unrealized Appreciation/Depreciation From Investments

(21,964,795
)

Net Loss on Investments

(20,452,029
)

Increase in Net Assets From Operations

$
10,979,933

See Notes to Financial Statements.

Smith Barney High Income Fund 2006 Semi-Annual Report         17

Statements of Changes in Net Assets

For the six months ended January 31, 2006 (unaudited) and the year ended July 31, 2005

2006

2005

OPERATIONS:

Net investment income

$
31,431,962

$
83,105,061

Net realized gain

1,512,766

27,357,729

Change in net unrealized appreciation/depreciation

(21,964,795
)

(803,596
)

Payment by affiliate (Note 2)

—

551,590

Increase in Net Assets From Operations

10,979,933

110,210,784

  DISTRIBUTIONS TO SHAREHOLDERS   FROM (NOTES 1 AND
5):

Net investment income

(30,241,108
)

(84,190,157
)

Decrease in Net Assets From Distributions to Shareholders

(30,241,108
)

(84,190,157
)

FUND SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares

36,467,539

136,120,809

Reinvestment of distributions

12,288,389

31,611,352

Cost of shares repurchased

(278,391,524
)

(383,353,236
)

Decrease in Net Assets From Fund Share Transactions

(229,635,596
)

(215,621,075
)

Decrease in Net Assets

(248,896,771
)

(189,600,448
)

NET ASSETS:

Beginning of period

1,009,413,183

1,199,013,631

End of period*

$
760,516,412

$
1,009,413,183

*Includes overdistributed net investment income of:

$
(2,641,769
)

$
(3,832,623
)

See Notes to Financial Statements.

18         Smith Barney High Income Fund 2006 Semi-Annual Report

Financial Highlights

For a share of
each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares(1)

2006(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Period

$
6.94

$
6.79

$
6.62

$
5.97

$
7.52

$
9.43

Income (Loss) From Operations:

Net investment income

0.26

0.52

0.55

0.62

0.72
(3)

0.96

Net realized and unrealized gain (loss)

(0.14
)

0.16

0.23

0.69

(1.50
)(3)

(1.88
)

Total Income (Loss) From Operations

0.12

0.68

0.78

1.31

(0.78
)

(0.92
)

Less Distributions From:

Net investment income

(0.26
)

(0.53
)

(0.59
)

(0.61
)

(0.69
)

(0.99
)

Return of capital

—

—

(0.02
)

(0.05
)

(0.08
)

(0.00
)(4)

Total Distributions

(0.26
)

(0.53
)

(0.61
)

(0.66
)

(0.77
)

(0.99
)

Net Asset Value, End of Period

$
6.80

$
6.94

$
6.79

$
6.62

$
5.97

$
7.52

Total Return(5)

1.73
%

10.26
%(6)

12.16
%

23.23
%

(11.21
)%

(10.33
)%

Net Assets, End of Period (millions)

$366

$397

$438

$421

$319

$384

Ratios to Average Net Assets:

Gross expenses

0.98
%(7)

0.98
%

1.03
%

1.07
%

1.08
%

1.06
%

Net expenses

0.98
(7)

0.96
(8)

1.03

1.07

1.08

1.06

Net investment income

7.58
(7)

7.47

7.97

9.76

10.31
(3)

11.30

Portfolio Turnover Rate

7
%

18
%

44
%

53
%

83
%

82
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the six months ended January 31, 2006 (unaudited).

(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 10.43%. The impact of this change to net investment income and net realized and unrealized loss was less than
$0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Amount represents less than $0.01 per share.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(7)

Annualized.

(8)

The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney High Income Fund 2006 Semi-Annual
Report         19

Financial Highlights (continued)

For a
share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares(1)

2006(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Period

$
6.97

$
6.82

$
6.64

$
5.99

$
7.53

$
9.44

Income (Loss) From Operations:

Net investment income

0.24

0.48

0.51

0.59

0.68
(3)

0.91

Net realized and unrealized gain (loss)

(0.14
)

0.16

0.25

0.68

(1.49
)(3)

(1.88
)

Total Income (Loss) From Operations

0.10

0.64

0.76

1.27

(0.81
)

(0.97
)

Less Distributions From:

Net investment income

(0.24
)

(0.49
)

(0.56
)

(0.57
)

(0.65
)

(0.94
)

Return of capital

—

—

(0.02
)

(0.05
)

(0.08
)

(0.00
)(4)

Total Distributions

(0.24
)

(0.49
)

(0.58
)

(0.62
)

(0.73
)

(0.94
)

Net Asset Value, End of Period

$
6.83

$
6.97

$
6.82

$
6.64

$
5.99

$
7.53

Total Return(5)

1.46
%

9.65
%(6)

11.72
%

22.45
%

(11.53
)%

(10.82
)%

Net Assets, End of Period (millions)

$223

$273

$353

$392

$330

$463

Ratios to Average Net Assets:

Gross expenses

1.51
%(7)

1.49
%

1.55
%

1.57
%

1.57
%

1.56
%

Net expenses

1.51
(7)

1.47
(8)

1.55

1.57

1.57

1.56

Net investment income

7.04
(7)

6.95

7.46

9.31

9.82
(3)

10.78

Portfolio Turnover Rate

7
%

18
%

44
%

53
%

83
%

82
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the six months ended January 31, 2006 (unaudited).

(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 9.94%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Amount represents less than $0.01 per share.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(7)

Annualized.

(8)

The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20         Smith Barney High Income Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of
each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)

2006(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Period

$
6.98

$
6.82

$
6.65

$
6.00

$
7.54

$
9.46

Income (Loss) From Operations:

Net investment income

0.24

0.49

0.52

0.59

0.69
(3)

0.91

Net realized and unrealized gain (loss)

(0.15
)

0.17

0.24

0.69

(1.49
)(3)

(1.88
)

Total Income (Loss) From Operations

0.09

0.66

0.76

1.28

(0.80
)

(0.97
)

Less Distributions From:

Net investment income

(0.24
)

(0.50
)

(0.57
)

(0.58
)

(0.66
)

(0.95
)

Return of capital

—

—

(0.02
)

(0.05
)

(0.08
)

(0.00
)(4)

Total Distributions

(0.24
)

(0.50
)

(0.59
)

(0.63
)

(0.74
)

(0.95
)

Net Asset Value, End of Period

$
6.83

$
6.98

$
6.82

$
6.65

$
6.00

$
7.54

Total Return(5)

1.36
%

9.90
%(6)

11.64
%

22.55
%

(11.43
)%

(10.83
)%

Net Assets, End of Period (millions)

$163

$191

$230

$217

$146

$166

Ratios to Average Net Assets:

Gross expenses

1.43
%(7)

1.42
%

1.48
%

1.50
%

1.51
%

1.49
%

Net expenses

1.43
(7)

1.40
(8)

1.48

1.50

1.51

1.49

Net investment income

7.12
(7)

7.02

7.53

9.31

9.88
(3)

10.88

Portfolio Turnover Rate

7
%

18
%

44
%

53
%

83
%

82
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the six months ended January 31, 2006 (unaudited).

(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 10.00%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Amount represents less than $0.01 per share.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(7)

Annualized.

(8)

The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney High Income Fund 2006 Semi-Annual
Report         21

Financial Highlights (continued)

For a
share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares(1)

2006(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Period

$
6.98

$
6.82

$
6.65

$
6.00

$
7.55

$
9.46

Income (Loss) From Operations:

Net investment income

0.21

0.54

0.56

0.65

0.74
(3)

1.02

Net realized and unrealized gain (loss)

(0.08
)

0.17

0.25

0.68

(1.50
)(3)

(1.92
)

Total Income (Loss) From Operations

0.13

0.71

0.81

1.33

(0.76
)

(0.90
)

Less Distributions From:

Net investment income

(0.27
)

(0.55
)

(0.62
)

(0.63
)

(0.71
)

(1.01
)

Return of capital

—

—

(0.02
)

(0.05
)

(0.08
)

(0.00
)(4)

Total Distributions

(0.27
)

(0.55
)

(0.64
)

(0.68
)

(0.79
)

(1.01
)

Net Asset Value, End of Period

$
6.84

$
6.98

$
6.82

$
6.65

$
6.00

$
7.55

Total Return(5)

1.89
%

10.72
%(6)

12.46
%

23.58
%

(10.84
)%

(9.99
)%

Net Assets, End of Period (millions)

$8

$148

$178

$159

$126

$159

Ratios to Average Net Assets:

Gross expenses

0.62
%(7)

0.62
%

0.71
%

0.73
%

0.74
%

0.72
%

Net expenses

0.62
(7)

0.60
(8)

0.71

0.73

0.74

0.72

Net investment income

7.58
(7)

7.81

8.30

10.14

10.66
(3)

11.63

Portfolio Turnover Rate

7
%

18
%

44
%

53
%

83
%

82
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the six months ended January 31, 2006 (unaudited).

(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 10.77%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Amount represents less than $0.01 per share.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(7)

Annualized.

(8)

The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22         Smith Barney High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.
Organization and Significant Accounting Policies

The
Smith Barney High Income Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Income Funds (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant
accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest
in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the
lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Smith Barney High Income Fund 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

(d) Credit and Market Risk. The Fund invests
in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal
Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(i) Reclassification. GAAP requires
that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.
Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc.
(“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the
Manager, which became effective on December 1, 2005.

24         Smith Barney High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Legg Mason, whose principal executive offices are in
Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager an advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

Under the new Investment Management agreement, effective December 1, 2005, the Fund pays the Manager a management fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year
ended July 31, 2005, SBFM reimbursed the Fund in the amount of $551,590 for losses incurred resulting from an investment transaction error.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581.
Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended January 31, 2006, the Fund paid transfer agent fees of $228,705 to CTB. In addition, for the period ended January 31, 2006, the Fund paid $5,176 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor
Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge
(“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Smith Barney
High Income Fund 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

For the period ended January 31, 2006, CGM, its affiliates and LMIS received sales charges of approximately
$33,000 on sales of the Fund’s Class A shares. In addition, for the period ended January 31, 2006, CDSCs paid to CGM, its affiliates and LMIS were approximately:

Class A

Class B

Class C

CDSCs

$
0
*

$
146,000

$
2,000

*

Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees
(“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members.
This change will have no effect on fees previously deferred.

As of January 31, 2006, the Fund has accrued $27,144 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.
Investments

During the six months ended January 31,
2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases

$
58,235,264

Sales

272,777,854

At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation

$
67,565,711

Gross unrealized depreciation

(42,746,861
)

Net unrealized appreciation

$
24,818,850

At January 31, 2006, the Fund held loan participations with a total cost of $12,000,000 and a total market value of $12,146,784.

4.
Class Specific Expenses

The Fund has adopted a Rule
12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of

26         Smith Barney High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

 0.25%
of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively.
Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2006, class specific expenses were as follows:

Distribution Fees

Transfer Agent Fees

Shareholder Reports Expenses

Class A

$
477,936

$
157,378

$
29,146

Class B

926,286

131,818

28,532

Class C

623,282

68,940

15,869

Class Y

—

85

351

Total

$
2,027,504

$
358,221

$
73,898

5.
Distributions to Shareholders by Class

Six Months Ended January 31, 2006

Year Ended July 31, 2005

Net Investment Income

Class A

$
14,133,312

$
32,785,929

Class B

8,438,530

22,576,421

Class C

6,158,967

15,609,715

Class Y

1,510,299

13,218,092

Total

$
30,241,108

$
84,190,157

6.
Shares of Beneficial Interest

At January 31, 2006,
the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Smith Barney High Income Fund 2006 Semi-Annual
Report         27

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

Six Months Ended January 31, 2006

Year Ended July 31, 2005

Shares

Amount

Shares

Amount

Class A

Shares sold

4,006,857

$
27,235,931

8,466,585

$
58,593,735

Shares issued on reinvestment

957,303

6,498,136

2,120,518

14,677,471

Shares repurchased

(8,304,444
)

(56,467,760
)

(17,941,770
)

(124,213,433
)

Net Decrease

(3,340,284
)

$
(22,733,693
)

(7,354,667
)

$
(50,942,227
)

Class B

Shares sold

589,682

$
4,035,574

3,511,648

$
24,504,139

Shares issued on reinvestment

468,198

3,191,317

1,234,834

8,584,265

Shares repurchased

(7,554,722
)

(51,630,047
)

(17,298,614
)

(120,242,313
)

Net Decrease

(6,496,842
)

$
(44,403,156
)

(12,552,132
)

$
(87,153,909
)

Class C

Shares sold

464,563

$
3,185,393

2,798,891

$
19,554,902

Shares issued on reinvestment

381,114

2,598,936

984,671

6,850,067

Shares repurchased

(4,349,457
)

(29,685,770
)

(10,126,381
)

(70,346,524
)

Net Decrease

(3,503,780
)

$
(23,901,441
)

(6,342,819
)

$
(43,941,555
)

Class Y

Shares sold

288,485

$
2,010,641

4,862,393

$
33,468,033

Shares issued on reinvestment

—

—

212,226

1,499,549

Shares repurchased

(20,366,564
)

(140,607,947
)

(9,914,199
)

(68,550,966
)

Net Decrease

(20,078,079
)

$
(138,597,306
)

(4,839,580
)

$
(33,583,384
)

7.
Capital Loss Carryforward

As of July 31, 2005, The Fund
had, for federal income tax purposes, a net capital loss carryforward of $683,083,987, of which $96,371,606 expires in 2008, $130,523,394 expires in 2009, $300,397,017 expires in 2010, $139,767,629 expires in 2011 and $16,024,341 expires in 2012.
These amounts will be available to offset any future taxable capital gains.

8.
Regulatory Matters

On May 31, 2005, the U.S. Securities
and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers
Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money

28         Smith Barney High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

 than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and
CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time,
there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005,
Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.
Legal Matters

Beginning in August 2005, five class
action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC

Smith Barney High
Income Fund 2006 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

 described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this
report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc
(“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the
Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those
motions are pending before the court.

30         Smith Barney High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

10.
Other Matters

On September 16, 2005, the staff of the
Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section
19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

Smith Barney High Income Fund 2006 Semi-Annual
Report         31

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds — Smith Barney High Income Fund (the
“Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The
presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board
Members, considered the following factors:

Nature, Extent and
Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment
Company Act of 1940.

32         Smith Barney High Income Fund

Board Approval of Management Agreement
(unaudited) (continued)

The Board reviewed the
qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the
Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided)
under the Management Agreement were acceptable.

Fund
Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance
Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “high current yield funds” by Lipper, showed that although the Fund’s performance for each of the 5- and 10-year periods was below the median, the Fund’s performance for the 1- and 3-year periods was within the median range. The Board noted that in July 2002 there had been a change in the Fund’s portfolio management team managing the Fund’s portfolio, and that they believe this has contributed to the Fund’s improved performance. As a result of this improvement and based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Smith Barney High Income
Fund          33

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed
and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the
Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with
the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 15 retail front-end load funds (including the Fund) classified as “high current yield funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group although the Actual Management Fee was higher than the median. The Board noted that the Contractual Management Fee of the Fund was reduced commencing July 1, 2004, and the full benefit of this reduction was therefore not reflected in the Lipper report. The Board noted that the Fund’s actual total expense ratio was within the median range and the Board concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

34         Smith Barney High Income Fund

Board Approval of Management Agreement (unaudited)
(continued)

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels.
However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of
providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management. The
Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional
Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc.
under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of
Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The
consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New
Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1,
2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in

Smith Barney High Income Fund
         35

Board Approval of Management Agreement (unaudited) (continued)

 the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason
also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and
August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management
had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

36         Smith Barney High Income Fund

Board Approval of Management Agreement (unaudited) (continued)

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the
assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders
from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would
derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management
Agreement, but will remain the same;

(xii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xv) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

Smith Barney High Income
Fund          37

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: (1) to elect Trustees and (2) to approve a new Management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and/or broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Election
of Trustees1

Nominees:

Votes For

Authority Withheld

Abstentions

Lee Abraham

363,970,309.421

12,151,009.270

7,498.080

Jane F. Dasher

364,159,098.896

11,962,219.795

7,498.080

Richard E. Hanson, Jr.

364,145,994.128

11,975,324.563

7,498.080

Paul Hardin

364,043,269.081

12,078,049.610

7,498.080

Roderick C. Rasmussen

363,954,362.679

12,166,956.012

7,498.080

John P. Toolan

364,074,892.512

12,046,426.179

7,498.080

R. Jay Gerken

363,907,661.666

12,213,657.025

7,498.080

[1]

Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

2. Approval of New Management Agreement

Item Voted On

Votes For

Votes Against

Abstentions

Broker Non-Votes

New Management Agreement

78,861,161.742

1,479,917.504

1,639,905.883

3,269,429.000

38         Smith Barney High Income
Fund

Smith Barney High Income Fund

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA
President and Chief Executive Officer

Andrew B. Shoup
Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer and Treasurer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance
Officer

OFFICERS (continued)

Robert I.
Frenkel
Secretary and
Chief Legal Officer

INVESTMENT
MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Smith Barney Income Funds

Smith Barney High Income Fund

The Fund is a
separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

SMITH BARNEY HIGH INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of
portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies
relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney
High Income Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD2172 3/06

06-9751